UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                  ___________________________________

                                 FORM 8-K

            Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):

                          January 23, 2006


	              HARRIS & HARRIS GROUP, INC.
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          (Exact name of registrant as specified in its charter)



	New York	        0-11576	                13-3119827
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(State or other 	 (Commission File Number)   (I.R.S. Employer
jurisdiction 					     Identification No.)
of incorporation)


                             111 West 57th Street
	                   New York, New York  10019
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          (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:    (212) 582-0900
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Item 2.02.  Results of Operations and Financial Condition.

Harris & Harris Group, Inc., announced today updated estimates for the designated undistributed capital gain dividend (also known as a deemed dividend) declared on December 20, 2005.

A copy of the Company's press release issued January 23, 2006 is furnished as Exhibit 99 to this Form 8-K and is incorporated by reference into this Item 2.02. The press release also includes commonly asked questions about deemed dividends in general.

Item 9.	  Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.


          Exhibit No.		Description

          99	                Press Release dated January 23, 2006



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                             SIGNATURES


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	January 23, 2006	HARRIS & HARRIS GROUP, INC.



      				By:    /s/ Douglas W. Jamison
   				   ---------------------------------
				   Douglas W. Jamison
				   Chief Financial Officer




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                          EXHIBIT INDEX

Exhibit No.			Description

99	                        Press Release dated January 23, 2006





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